THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.

                        THIS WARRANT IS NOT TRANSFERABLE

                       WARRANT TO PURCHASE ORDINARY SHARES

BVR Systems (1998) Ltd., an Israeli Company (the "COMPANY"), hereby grants to HSN General Managers Holdings Limited Partnership (the "HOLDER"), the right to purchase from the Company 6,000,000 Ordinary Shares of the Company, nominal value NIS 1.00 (the "ORDINARY SHARES"), subject to the terms and conditions set forth below, effective as of March 21, 2006 (the "EFFECTIVE DATE").

1.   NUMBER OF ORDINARY SHARES AVAILABLE FOR PURCHASE

     This Warrant may be exercised to purchase up to 6,000,000 Ordinary Shares having an aggregate exercise price in the amount of two million one hundred sixty thousand U.S. Dollars ($2,160,000) (the "EXERCISE AMOUNT"), at an exercise price per each Ordinary Share as set forth in Section 2 below, subject to adjustments under Section 7 of this Warrant (the "WARRANT SHARES").

2.   EXERCISE PRICE

     The exercise price for each Warrant Share purchasable hereunder shall be equal to 36 Cents ($0.36), subject to adjustments under Section 7 of this Warrant (the "WARRANT PRICE").

3.   TERM

     This Warrant may be exercised, in whole or in part, at any time and from time to time, during the period beginning on the Effective Date and until March __, 2009 (the "EXERCISE PERIOD").

4.   EXERCISE OF WARRANT

     This Warrant may be exercised in whole or in part on one or more occasions during the Exercise Period. The Warrant may be exercised by the surrender of the Warrant to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder.

     a.   EXERCISE

          To exercise this Warrant, the Notice of Exercise must be accompanied by payment in full of the amount of the aggregate Exercise Amount of the Warrant Shares being purchased upon such exercise in immediately available funds.

     b.   ISSUANCE OF SHARES ON EXERCISE

          The Company agrees that the Warrant Shares so purchased shall be issued as soon as possible after receipt of the Notice of Exercise and payment of the exercise price and the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. In the event of a partial exercise, in accordance with Section 4 above, the Company shall concurrently issue to the Holder a replacement Warrant on the same terms and conditions as this Warrant, but representing the number of Warrant Shares remaining after such partial exercise.

     c.   MANDATORY EXERCISE

          In the event that:

          (i) the average closing price of the ordinary shares of the Company equals or exceeds $0.45 per share, during a period of 90 consecutive days (the "Period"); and

          (ii) the trade volume of the ordinary shares of the Company is at least $1 million during the Period; and

          (iii) either the Company registered the Holder's ordinary shares in the Company or the Warrant Shares under the Securities Act of 1933 making such shares transferable without any restrictions, or 12 months from the date hereof have elapsed;

          the Holder must exercise this Warrant within 14 days from the end of the Period, or the Warrant will expire (as the sole and only consequence in the event the Holder does not exercise the Warrant). The Company shall notify the Holder within 2 days of the end of the Period that the mandatory exercise provisions of this Section 4c. is effective.

5.   FRACTIONAL INTEREST

     No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make cash payment therefor upon the basis of the current market price of such shares then in effect as determined in good faith by the Company's Board of Directors.

6.   WARRANT CONFERS NO RIGHTS OF SHAREHOLDER

     Except as otherwise set forth in this Warrant, the Holder shall not have any rights as a shareholder of the Company with regard to the Warrant Shares prior to actual exercise resulting in the purchase of any Warrant Shares.

7.   ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES

     The number and kind of securities purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     a. ADJUSTMENT FOR SHARES SPLITS AND COMBINATIONS If the Company at any time or from time to time effects a subdivision of the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     b. ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS In the event the Company at any time, or from time to time makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional shares of Ordinary Shares, then and in each such event the number of Ordinary Shares issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon exercise of this Warrant by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; PROVIDED, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Ordinary Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Ordinary Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 7(b) as of the time of actual payment of such dividends or distributions.

     c. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised for Ordinary Shares immediately prior to such event (or the record date for such event) and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section and the Company's Articles of Association with respect to the rights of the Holder.

     d. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION If the Ordinary Shares issuable upon the exercise of this Warrant are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Ordinary Shares for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under the Company's Articles of Association. Similar adjustments will be made in the event of a consolidation, merger or reorganization of the Company with or into, or a sale of all or substantially all of the Company's assets, or substantially all of the Company's issued and outstanding share capital, to, any other company, or any other entity or person.

     e. ADJUSTMENT OF WARRANT PRICE. Upon each adjustment in the number of Ordinary Shares purchasable hereunder, the Warrant Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

     f. GENERAL PROTECTION. The Company will not by amendment of its Articles of Association or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of its securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, or impair the economic interest of the Holder, but will at all times in good faith assist in the carrying out of all provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights and economic interest of the Holder against any impairment.

8. REPRESENTATIONS AND COVENANTS OF THE COMPANY. The Company represents and warrants as follows:

     a. that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Warrant and the Warrant Shares and the performance of the Company's obligations hereunder have been taken and are effective as of the date hereof.

     b. All of the Warrants Shares issuable upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all liens, charges, preemptive rights, rights of first refusal and similar rights with respect to the issue thereof.

9. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

     a. The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act, or another comparable law, by reason of their issuance in a transaction exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless the Warrant Shares have been registered for resale under the Securities Act or such resale is exempted from such registration. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act and its requirements for the resale of the Warrant Shares which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

     b. The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and Warrant Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith. The Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant including an entire loss of the value of such investment.

     c. The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act, in part, by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein.

10.  RESTRICTIVE LEGEND

     The Holder consents to the placement of legend(s) on all securities hereunder as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act.

11.  LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.

12.  APPLICABLE LAW; JURISDICTION

     This Warrant shall be governed by and construed in accordance with the laws of the State of Israel as applicable to contracts between two residents of the State of Israel entered into and to be performed entirely within the State of Israel. Any dispute arising under or in relation to this Warrant shall be resolved exclusively in the competent court for Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

     Dated: March 21, 2006

     BVR SYSTEMS (1998) LTD.

     By: /s/ Reuven Shachar
     ----------------------
     Title: CFO

     By: /s/ Aviv Tzidon
     -------------------
     Title: Chairman

                               NOTICE OF EXERCISE

TO:
BVR Systems (1998) Ltd.
16 Hamelacha Street,
Rosh Ha'ayin
ISRAEL

1. The undersigned hereby elects to purchase _________ shares of Ordinary Shares of BVR Systems (1998) Ltd., pursuant to the terms of the attached Warrant, (a) tenders herewith payment of the purchase price for such shares in full.

2. In exercising this Warrant, the undersigned hereby confirms and acknowledges the representation under Section 9 of the Warrant and that the shares of Ordinary Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Ordinary Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

3. Please issue a certificate representing said shares of Ordinary Shares in the name of:
     _________________
     _________________
     _________________
     _________________

4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

______________________              _________________________
(Date)                              (Print Name)


                                    _________________________
                                    (Signature)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.

                        THIS WARRANT IS NOT TRANSFERABLE

                       WARRANT TO PURCHASE ORDINARY SHARES

BVR Systems (1998) Ltd., an Israeli Company (the "COMPANY"), hereby grants to HSN General Managers Holdings Limited Partnership (the "HOLDER"), the right to purchase from the Company 6,000,000 Ordinary Shares of the Company, nominal value NIS 1.00 (the "ORDINARY SHARES"), subject to the terms and conditions set forth below, effective as of March 21, 2006 (the "EFFECTIVE DATE").

1.   NUMBER OF ORDINARY SHARES AVAILABLE FOR PURCHASE

     This Warrant may be exercised to purchase up to 6,000,000 Ordinary Shares having an aggregate exercise price in the amount of three million two hundred forty thousand U.S. Dollars ($3,240,000) (the "EXERCISE AMOUNT"), at an exercise price per each Ordinary Share as set forth in Section 2 below, subject to adjustments under Section 7 of this Warrant (the "WARRANT SHARES").

2.   EXERCISE PRICE

     The exercise price for each Warrant Share purchasable hereunder shall be equal to 54 Cents ($0.54), subject to adjustments under Section 7 of this Warrant (the "WARRANT PRICE").

3.   TERM

     This Warrant may be exercised, in whole or in part, at any time and from time to time, during the period beginning on the Effective Date and until March __, 2009 (the "EXERCISE PERIOD").

4.   EXERCISE OF WARRANT

     This Warrant may be exercised in whole or in part on one or more occasions during the Exercise Period. The Warrant may be exercised by the surrender of the Warrant to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder.

     a.   EXERCISE

          To exercise this Warrant, the Notice of Exercise must be accompanied by payment in full of the amount of the aggregate Exercise Amount of the Warrant Shares being purchased upon such exercise in immediately available funds.

     b.   ISSUANCE OF SHARES ON EXERCISE

          The Company agrees that the Warrant Shares so purchased shall be issued as soon as possible after receipt of the Notice of Exercise and payment of the exercise price and the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. In the event of a partial exercise, in accordance with Section 4 above, the Company shall concurrently issue to the Holder a replacement Warrant on the same terms and conditions as this Warrant, but representing the number of Warrant Shares remaining after such partial exercise.

     c.   MANDATORY EXERCISE

          In the event that:

          (i) the average closing price of the ordinary shares of the Company equals or exceeds $0.675 per share, during a period of 90 consecutive days (the "Period"); and

          (ii) the trade volume of the ordinary shares of the Company is at least $1 million during the Period; and

          (iii) either the Company registered the Holder's ordinary shares in the Company or the Warrant Shares under the Securities Act of 1933 making such shares transferable without any restrictions, or 12 months from the date hereof have elapsed;

          the Holder must exercise this Warrant within 14 days from the end of the Period, or the Warrant will expire (as the sole and only consequence in the event the Holder does not exercise the Warrant). The Company shall notify the Holder within 2 days of the end of the Period that the mandatory exercise provisions of this Section 4c. is effective.

5.   FRACTIONAL INTEREST

     No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make cash payment therefor upon the basis of the current market price of such shares then in effect as determined in good faith by the Company's Board of Directors.

6.   WARRANT CONFERS NO RIGHTS OF SHAREHOLDER

     Except as otherwise set forth in this Warrant, the Holder shall not have any rights as a shareholder of the Company with regard to the Warrant Shares prior to actual exercise resulting in the purchase of any Warrant Shares.

7.   ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES

     The number and kind of securities purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     a. ADJUSTMENT FOR SHARES SPLITS AND COMBINATIONS If the Company at any time or from time to time effects a subdivision of the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     b. ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS In the event the Company at any time, or from time to time makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional shares of Ordinary Shares, then and in each such event the number of Ordinary Shares issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon exercise of this Warrant by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; PROVIDED, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Ordinary Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Ordinary Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 7(b) as of the time of actual payment of such dividends or distributions.

     c. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised for Ordinary Shares immediately prior to such event (or the record date for such event) and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section and the Company's Articles of Association with respect to the rights of the Holder.

     d. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION If the Ordinary Shares issuable upon the exercise of this Warrant are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Ordinary Shares for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under the Company's Articles of Association. Similar adjustments will be made in the event of a consolidation, merger or reorganization of the Company with or into, or a sale of all or substantially all of the Company's assets, or substantially all of the Company's issued and outstanding share capital, to, any other company, or any other entity or person.

     e. ADJUSTMENT OF WARRANT PRICE. Upon each adjustment in the number of Ordinary Shares purchasable hereunder, the Warrant Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

     f. GENERAL PROTECTION. The Company will not by amendment of its Articles of Association or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of its securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, or impair the economic interest of the Holder, but will at all times in good faith assist in the carrying out of all provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights and economic interest of the Holder against any impairment.

8. REPRESENTATIONS AND COVENANTS OF THE COMPANY. The Company represents and warrants as follows:

     a. that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Warrant and the Warrant Shares and the performance of the Company's obligations hereunder have been taken and are effective as of the date hereof.

     b. All of the Warrants Shares issuable upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all liens, charges, preemptive rights, rights of first refusal and similar rights with respect to the issue thereof.

9. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

     a. The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act, or another comparable law, by reason of their issuance in a transaction exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless the Warrant Shares have been registered for resale under the Securities Act or such resale is exempted from such registration. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act and its requirements for the resale of the Warrant Shares which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

     b. The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and Warrant Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith. The Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant including an entire loss of the value of such investment.

     c. The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act, in part, by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein.

10.  RESTRICTIVE LEGEND

     The Holder consents to the placement of legend(s) on all securities hereunder as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act.

11.  LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.

12.  APPLICABLE LAW; JURISDICTION

     This Warrant shall be governed by and construed in accordance with the laws of the State of Israel as applicable to contracts between two residents of the State of Israel entered into and to be performed entirely within the State of Israel. Any dispute arising under or in relation to this Warrant shall be resolved exclusively in the competent court for Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

     Dated: March 21, 2006

     BVR SYSTEMS (1998) LTD.

     By: /s/ Reuven Shachar
     ----------------------
     Title: CFO

     By: /s/ Aviv Tzidon
     -------------------
     Title: Chairman

                               NOTICE OF EXERCISE

TO:
BVR Systems (1998) Ltd.
16 Hamelacha Street,
Rosh Ha'ayin
ISRAEL

1. The undersigned hereby elects to purchase _________ shares of Ordinary Shares of BVR Systems (1998) Ltd., pursuant to the terms of the attached Warrant, (a) tenders herewith payment of the purchase price for such shares in full.

2. In exercising this Warrant, the undersigned hereby confirms and acknowledges the representation under Section 9 of the Warrant and that the shares of Ordinary Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Ordinary Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

3. Please issue a certificate representing said shares of Ordinary Shares in the name of:
     _________________
     _________________
     _________________
     _________________

4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

______________________              _________________________
(Date)                              (Print Name)


                                    _________________________
                                    (Signature)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.

                        THIS WARRANT IS NOT TRANSFERABLE

                       WARRANT TO PURCHASE ORDINARY SHARES

BVR Systems (1998) Ltd., an Israeli Company (the "COMPANY"), hereby grants to HSN General Managers Holdings Limited Partnership (the "HOLDER"), the right to purchase from the Company 6,000,000 Ordinary Shares of the Company, nominal value NIS 1.00 (the "ORDINARY SHARES"), subject to the terms and conditions set forth below, effective as of March 21, 2006 (the "EFFECTIVE DATE").

1.   NUMBER OF ORDINARY SHARES AVAILABLE FOR PURCHASE

     This Warrant may be exercised to purchase up to 6,000,000 Ordinary Shares having an aggregate exercise price in the amount of six million U.S. Dollars ($6,000,000) (the "EXERCISE AMOUNT"), at an exercise price per each Ordinary Share as set forth in Section 2 below, subject to adjustments under Section 7 of this Warrant (the "WARRANT SHARES").

2.   EXERCISE PRICE

     The exercise price for each Warrant Share purchasable hereunder shall be equal to one US Dollar ($1.00), subject to adjustments under Section 7 of this Warrant (the "WARRANT PRICE").

3.   TERM

     This Warrant may be exercised, in whole or in part, at any time and from time to time, during the period beginning on the Effective Date and until March __, 2009 (the "EXERCISE PERIOD").

4.   EXERCISE OF WARRANT

     This Warrant may be exercised in whole or in part on one or more occasions during the Exercise Period. The Warrant may be exercised by the surrender of the Warrant to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder.

     a.   EXERCISE

          To exercise this Warrant, the Notice of Exercise must be accompanied by payment in full of the amount of the aggregate Exercise Amount of the Warrant Shares being purchased upon such exercise in immediately available funds.

     b.   ISSUANCE OF SHARES ON EXERCISE

          The Company agrees that the Warrant Shares so purchased shall be issued as soon as possible after receipt of the Notice of Exercise and payment of the exercise price and the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. In the event of a partial exercise, in accordance with Section 4 above, the Company shall concurrently issue to the Holder a replacement Warrant on the same terms and conditions as this Warrant, but representing the number of Warrant Shares remaining after such partial exercise.

     c.   MANDATORY EXERCISE

          In the event that:

          (i) the average closing price of the ordinary shares of the Company equals or exceeds $1.25 per share, during a period of 90 consecutive days (the "Period"); and

          (ii) the trade volume of the ordinary shares of the Company is at least $1 million during the Period; and

          (iii) either the Company registered the Holder's ordinary shares in the Company or the Warrant Shares under the Securities Act of 1933 making such shares transferable without any restrictions, or 12 months from the date hereof have elapsed;

          the Holder must exercise this Warrant within 14 days from the end of the Period, or the Warrant will expire (as the sole and only consequence in the event the Holder does not exercise the Warrant). The Company shall notify the Holder within 2 days of the end of the Period that the mandatory exercise provisions of this Section 4c. is effective.

5.   FRACTIONAL INTEREST

     No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make cash payment therefor upon the basis of the current market price of such shares then in effect as determined in good faith by the Company's Board of Directors.

6.   WARRANT CONFERS NO RIGHTS OF SHAREHOLDER

     Except as otherwise set forth in this Warrant, the Holder shall not have any rights as a shareholder of the Company with regard to the Warrant Shares prior to actual exercise resulting in the purchase of any Warrant Shares.

7.   ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES

     The number and kind of securities purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     a. ADJUSTMENT FOR SHARES SPLITS AND COMBINATIONS If the Company at any time or from time to time effects a subdivision of the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     b. ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS In the event the Company at any time, or from time to time makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional shares of Ordinary Shares, then and in each such event the number of Ordinary Shares issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon exercise of this Warrant by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; PROVIDED, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Ordinary Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Ordinary Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 7(b) as of the time of actual payment of such dividends or distributions.

     c. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised for Ordinary Shares immediately prior to such event (or the record date for such event) and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section and the Company's Articles of Association with respect to the rights of the Holder.

     d. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION If the Ordinary Shares issuable upon the exercise of this Warrant are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Ordinary Shares for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under the Company's Articles of Association. Similar adjustments will be made in the event of a consolidation, merger or reorganization of the Company with or into, or a sale of all or substantially all of the Company's assets, or substantially all of the Company's issued and outstanding share capital, to, any other company, or any other entity or person.

     e. ADJUSTMENT OF WARRANT PRICE. Upon each adjustment in the number of Ordinary Shares purchasable hereunder, the Warrant Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

     f. GENERAL PROTECTION. The Company will not by amendment of its Articles of Association or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of its securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, or impair the economic interest of the Holder, but will at all times in good faith assist in the carrying out of all provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights and economic interest of the Holder against any impairment.

8. REPRESENTATIONS AND COVENANTS OF THE COMPANY. The Company represents and warrants as follows:

     a. that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Warrant and the Warrant Shares and the performance of the Company's obligations hereunder have been taken and are effective as of the date hereof.

     b. All of the Warrants Shares issuable upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all liens, charges, preemptive rights, rights of first refusal and similar rights with respect to the issue thereof.

9. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

     a. The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act, or another comparable law, by reason of their issuance in a transaction exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless the Warrant Shares have been registered for resale under the Securities Act or such resale is exempted from such registration. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act and its requirements for the resale of the Warrant Shares which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

     b. The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and Warrant Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith. The Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant including an entire loss of the value of such investment.

     c. The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act, in part, by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein.

10.  RESTRICTIVE LEGEND

     The Holder consents to the placement of legend(s) on all securities hereunder as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act.

11.  LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.

12.  APPLICABLE LAW; JURISDICTION

     This Warrant shall be governed by and construed in accordance with the laws of the State of Israel as applicable to contracts between two residents of the State of Israel entered into and to be performed entirely within the State of Israel. Any dispute arising under or in relation to this Warrant shall be resolved exclusively in the competent court for Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

     Dated: March 21, 2006

     BVR SYSTEMS (1998) LTD.

     By: /s/ Reuven Shachar
     ----------------------
     Title: CFO

     By: /s/ Aviv Tzidon
     -------------------
     Title: Chairman

                               NOTICE OF EXERCISE

TO:
BVR Systems (1998) Ltd.
16 Hamelacha Street,
Rosh Ha'ayin
ISRAEL

1. The undersigned hereby elects to purchase _________ shares of Ordinary Shares of BVR Systems (1998) Ltd., pursuant to the terms of the attached Warrant, (a) tenders herewith payment of the purchase price for such shares in full.

2. In exercising this Warrant, the undersigned hereby confirms and acknowledges the representation under Section 9 of the Warrant and that the shares of Ordinary Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Ordinary Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

3. Please issue a certificate representing said shares of Ordinary Shares in the name of:
     _________________
     _________________
     _________________
     _________________

4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.



______________________              _________________________
(Date)                              (Print Name)


                                    _________________________
                                    (Signature)